UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

These definitive additional materials are being filed to supplement and replace the Notice of Internet Availability (the “Notice”) filed by Blackstone Mortgage Trust, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on April 27, 2023 in order to conform the list of director nominees in such Notice to those listed in the body of the Definitive Proxy Statement filed by the Company with the SEC on April 27, 2023.

Your Vote Counts! BLACKSTONE MORTGAGE TRUST, INC. 2023 Annual Meeting Vote in advance by June 22, 2023 11:59 PM Eastern Time BLACKSTONE MORTGAGE TRUST, INC. 24TH FLOOR, 345 PARK AVENUE NEW YORK, NY 10154 V17770-P89098 You invested in BLACKSTONE MORTGAGE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 23, 2023 9:00 AM Eastern Time vote without entering a control number The Meeting will be held virtually at: www.virtualshareholdermeeting.com/BXMT2023 *To vote these shares during the virtual Meeting, you will need the unique control number indicated above. For instructions on how to attend and participate in the virtual Meeting, visit www.virtualshareholdermeeting.com/BXMT2023. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election Of Directors Nominees: 01) Michael B. Nash 04) Thomas E. Dobrowski 07) Henry N. Nassau 10) Lynne B. Sagalyn For 02) Katharine A. Keenan 05) Timothy Johnson 08) Gilda Perez Alvarado 03) Leonard W. Cotton 06) Nnenna Lynch 09) Jonathan L. Pollack 2. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers. For Note: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V17771-P89098